                                IRREVOCABLE PROXY



                             MAGNAVISION CORPORATION



         The undersigned, a New Jersey corporation, on the terms hereinafter provided, hereby irrevocably appoints IBJS Capital Corporation ("IBJS"), as agent on behalf of IBJS, IBJ Schroder Bank & Trust Company and KOCO Capital Company, L.P. (collectively, the "Investors"), the attorney-in-fact and proxy of the undersigned to vote all of the New Subsidiary Stock (as defined in the Amended and Restated Stockholders' Agreement dated the date hereof, among Magnavision Corporation, a Delaware corporation (the "Corporation"), Magnavision Wireless Cable, Inc., a Delaware corporation (the "New Subsidiary"), the Investors and the undersigned) at any meeting of the stockholders of the New Subsidiary and to take any written action to be taken by the stockholders of the New Subsidiary in such manner as such attorney and proxy shall, in its sole discretion, deem proper, standing in the name of the undersigned (including New Subsidiary Stock acquired after the date hereof).

         This is an irrevocable proxy coupled with an interest, which shall become effective, valid and irrevocable upon the date which is six (6) months after the date hereof and shall remain effective, valid and irrevocable, as contemplated by Section 212 of the Delaware General Corporation Law, as amended, and otherwise, until the earlier of the date on which (i) the Obligors repay in full the Obligations (as such terms are defined in the Securities Purchase Agreement, dated August 25, 1995, as amended, among the Corporation, the New Subsidiary, the Investors and the undersigned) or (ii) the undersigned no longer owns any New Subsidiary Stock.

         The granting of this proxy shall revoke all prior proxies given by the undersigned at any time with respect to the New Subsidiary Stock and no proxies subsequent to the date hereof will be given with respect thereto by the undersigned, and if given will have no effect.



Dated: June 3, 1996



                                             MAGNAVISION CORPORATION









                                             ____________________________

                                             Nicholas Mastrorilli, Sr.,

                                             President


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                              INDIVIDUAL ACKNOWLEDGMENT



          STATE OF       )
                         )     :    ss.:
          COUNTY OF      )



                    On this ___ day of June, 1996, before me personally

          came Nicholas Mastrorilli, to me known, who being by me duly sworn, did depose and say that he is the President of MAGNAVISION

          CORPORATION, a New Jersey corporation, and that he is the

          individual described in and who executed the foregoing instrument and acknowledged that he executed the same.





                                             __________________________

                                                  Notary Public






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